SCHEDULE 14A INFORMATION
811-1737
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

     [  ] Preliminary Proxy Statement
     [X]  Definitive Proxy Statement
     [  ] Definitive Additional Materials
     [  ] Soliciting Material Pursuant to  240.14a-11(c) or
240.14a-12


              Great-West Variable Annuity Account A
        (Name of Registrant as Specified in its Charter)

                    Beverly A. Byrne, Esquire
                  Jeffrey A. Engelsman, Esquire
              The Great-West Life Assurance Company
                     8515 East Orchard Road
                       Englewood, CO 80111
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
          or 14a-6(i)(2) or per investment Company Act Rule 20a-
          1(c).
     [  ] $500 per each party to the controversy pursuant to
          Exchange Act Rule 14a-6(i)(3).
     [  ] Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4) and 0-11.

          (1) Title of Each class of securities to which transaction applies: ____________________________

          (2) Aggregate number of securities to which transaction applies: ________________________________________

          (3) Per unit price or other underlying value of
          transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is
          calculated and state how it was determined):
              __________________________________________________

          (4) Proposed maximum aggregate value of transaction:
              __________________________________________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration No.:
          (3) Filing Party:
          (4) Date Filed:


              GREAT-WEST VARIABLE ANNUITY ACCOUNT A

         8515 E. Orchard Road, Englewood, Colorado 80111


            NOTICE OF ANNUAL MEETING - APRIL 23, 1996



To The Participants of Great-West Variable Annuity Account A:

You are hereby notified that, pursuant to the Rules and Regulations of Great-West Variable Annuity Account A, the Annual Meeting of its Participants will be held at 8515 E. Orchard Road, Englewood, Colorado 80111 on Tuesday, April 23, 1996 at 1:30 p.m. for the following purposes:

     (1)  To elect members of the Variable Annuity Account
          Committee to serve until their successors are elected and qualified;

     (2) To ratify or reject the selection of Deloitte & Touche, LLP as independent auditors for Account A for the fiscal year ending December 31, 1996; and

     (3) To transact any other business which may properly come before the meeting or any adjournment or adjournments thereof.

Each Person who was a Participant on February 29, 1996 has the right to vote at this meeting.

The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice.

It is important that as many Participants as practicable be represented at the meeting. Whether or not you expect to attend the meeting, you are requested to complete the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope to Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road,
Attention: Financial Control, 5T2, Englewood, Colorado 80111. You may revoke or revise the Proxy at any time before the authority granted therein is exercised. Please be sure to date and sign your Proxy.


                                         /s/ Ruth B. Lurie
                                        Ruth B. Lurie, Secretary to
                                        the Variable Annuity
                                        Account A Committee


March 15, 1996

              GREAT-WEST VARIABLE ANNUITY ACCOUNT A
                 Annual Meeting - April 23, 1996

                         PROXY STATEMENT


The accompanying Proxy is solicited by Great-West Life & Annuity Insurance Company ("GWL&A") on behalf of the Variable Annuity Account A Committee (the "Committee") of Great-West Variable Annuity Account A ("Account A"), to be voted at the Annual Meeting of Participants to be held April 23, 1996. Each Proxy may be revoked at any time before its exercise by writing to the Secretary of the Committee of Account A at the address shown below and indicating a desire to revoke his/her Proxy. As well, a Participant attending the Annual Meeting may revoke his/her Proxy and vote in person. This solicitation is being made by use of the mails, but also may be made by telephone, telegraph, or personal interview, and the cost will be borne by Great-West Life & Annuity Insurance Company ("GWL&A"), 8515 E. Orchard Road, Englewood, Colorado 80111. This Proxy Statement and the accompanying form of Proxy is being sent on the 15th day of March, 1996 to all Participants of record on February 29, 1996 (the "record date") of Account A. Such Proxy Statement and the accompanying form of Proxy are mailed directly to each Participant's most recent address recorded by GWL&A.

     There are, in total, 829,818.444963 votes eligible to be cast by Participants at the Annual Meeting. Each Participant who had accumulation units credited to his/her account under a variable annuity contract on the record date, may, as well, cast the number of votes equal to the number of accumulation units then credited to his/her account. There were 755,485.458883 votes attributable to accumulation units credited to the accounts of Participants on the record date. Each Participant receiving annuity payments under a variable annuity contract on the record date may also cast the number of votes equal to (i) the dollar amount of assets maintained in Account A on the record date to meet the annuity obligations relating to such Participant, divided by (ii) the value of an accumulation unit on the record date. There were 74,332.98608 votes attributable to Participants receiving annuity payments on the record date. No Participant on the record date had such interest in Account A, as would entitle that person to as much as 10% of the total votes eligible to be cast by all Participants.

ELECTION OF MEMBERS OF THE VARIABLE ANNUITY ACCOUNT COMMITTEE
     The operation of Account A is subject to the direction and approval of the Committee in accordance with the Rules and Regulations of Account A. The Committee performs the functions of the Board of Directors of an incorporated investment company. The Rules and Regulations of Account A provide for a Committee of not less than five nor more than fifteen members, to be elected by Participants at annual meetings. The term of office for each Committee member is one year. At each Annual Meeting, successors to the Committee members will be elected by Participants.

     At the forthcoming Annual Meeting there are five Committee members to be elected. All nominees have agreed to serve if elected.

     The following information is furnished with respect to the nominees.

                                   Principal Occupation
Name and Address                   During Last Five Years
of Nominee               Age       and Other Directorships

Rex Jennings             71        President Emeritus, Denver Metro
12510 E. Evans Circle, #C         Chamber of Congress (since 1987);
Aurora, CO 80014                   Maxim Series Fund, Inc. Director
                                   (since 1988)

                                   Principal Occupation
Name and Address                   During Last Five Years
of Nominee               Age       and Other Directorships

Dennis Low               52        Executive Vice-President,
3862 Christy Ridge Road            Financial Services, The Great-
Sedalia, CO 80135                  West Life Assurance Company
                                   (since 1991); Executive Vice-
                                   President, Financial Services,
                                   Great-Life & Annuity Insurance
                                   Company (since 1991); Senior
                                   Vice-President, Individual,
                                   U.S., The Great-West Life
                                   Assurance Company (1987-90);
                                   Maxim Series Fund, Inc. Director
                                   (since 1992)

Sanford Zisman           56        Attorney, Zisman &
3773 Cherry Creek Dr. N.           Ingraham, P.C.;
Suite 250                          Maxim Series Fund, Inc.
Denver, CO 80209                   Director (since 1982)


Richard P. Koeppe, Ph.D. 64        Retired Superintendant
8679 E. Kenyon Ave.                Denver Public Schools;
Englewood, CO  80017               Maxim Series Fund, Inc.
                                   Director (since 1987)

James D. Motz            46        Senior Vice-President,
Employee
5037 E. Nichols Place              Benefits, The Great-West Life
Littleton, Colorado  80122         Assurance Company (since 1991);
                                   Senior Vice-President, Great-
                                   West Life & Annuity Insurance
                                   Company (since 1992); Vice-
                                   President, Group, U.S., The
                                   Great-West Life Assurance
                                   Company (1983-1990); Maxim
                                   Series Fund, Inc. Director
                                   (since 1994)


     Unless the enclosed Proxy is marked otherwise, the persons named on the Proxy will cast the votes represented by a duly executed Proxy for the nominees named above. The nominees are presently available if elected. Should the nominees become unavailable, the Proxyholders will vote for the nominees designated by the present Committee.

STOCK OWNERSHIP AND MATERIAL TRANSACTIONS
     As of the record date, no Committee member owned any interest in Account A or any of the outstanding shares of the investment adviser of Account A, The Great-West Life Assurance Company ("GWL"). In 1995, none of the Committee members of Account A made any purchases or sales of the outstanding common stock of Account A, its parents, or its subsidiaries.

COMMITTEE MEETING AND OTHER COMMITTEES
     During 1995, the total number of meetings held by the Committee was four. Mr. Low attended less than 75% of the total number of meetings held by the Committee in 1995. No other Committee member attended less than 75% of the total number of meetings held by the Committee in 1995.

     There is no nominating or similar committee of Account A.

COMPENSATION
     Account A provides no compensation to its Committee members.

RATIFICATION OR REJECTION OR SELECTION OF INDEPENDENT AUDITORS
     Deloitte & Touche LLP was selected as the independent auditor for Account A for the current year at a meeting of the Committee held on February 20, 1996. Such selection was made by the vote cast in person of a majority of the Committee who are not interested persons of Account A and is subject to ratification by Participants at the Annual Meeting. Deloitte & Touche LLP is the independent auditor for GWL&A and GWL and has no direct or material indirect financial interest in Account A, GWL&A or GWL. Deloitte
& Touche LLP was the independent auditor for Account A for the immediately preceding year. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

     During 1995, all of the services provided by Deloitte & Touche LLP to Account A were audit services. These audit services included the examination and audit of the annual financial statements for Account A and the review of Account A financial documentation utilized in filings with the Securities and Exchange Commission. There were no non-audit services provided by Deloitte & Touche LLP during 1995.

INVESTMENT ADVISER
     GWL provides investment management and advisory services to Account A. Its headquarters are located at 8515 E. Orchard Road,
Englewood, Colorado  80111.

PRINCIPAL UNDERWRITER
     In addition to serving as investment adviser to Account A, GWL also served as principal underwriter for the contracts issued under Account A.

OTHER BUSINESS
     As of this date, the Committee does not know of any other business to come before the meeting. However, if any matters other than those referred to above come before the meeting, the persons named in the Proxies will act on behalf of the Participants they represent, according to their best judgment.

PARTICIPANTS' PROPOSALS
     A Participant that is a record or beneficial owner of an accumulation or annuity unit entitled to be voted at the 1997 Annual Meeting, and that continues to own such unit through the date on which the 1997 Annual Meeting is held, shall be entitled to submit for presentation a proposal for action at the 1997 Annual Meeting.

     The Participant's proposal shall be included in the Account A Proxy Statement and Form of Proxy for the 1997 Annual Meeting. The Participant shall notify Account A in writing at its principal executive office (8515 E. Orchard Road, Englewood, Colorado 80111) of his/her intention to appear personally at the 1997 Annual Meeting to present his/her proposal for action. The Participant may arrange to have another accumulation or annuity unit holder of Account A present his/her proposal on his/her behalf at the 1997 Annual Meeting.

     A proposal to be presented at the 1997 Annual Meeting shall be received at Account A's principal executive offices not less than 90 days in advance of April 1, 1997. It is suggested that Participants submit their proposals by Certified Mail - Return Receipt Requested, in order to avoid any controversy as to the date on which a proposal was received by Account A. The Participant may submit a maximum of two proposals of not more than 300 words for each inclusion in Account A's proxy materials for the 1997 Annual Meeting.

     If Account A opposes any proposal received from a Participant, it shall, at the request of the Participant, include in its Proxy Statement, a statement of the Participant of not more than 200 words in support of the proposal, which statement shall not include the name and address of the Participant. The statement and request of the Participant shall be furnished to Account A at the time the proposal is furnished, and Account A shall not be responsible for such statement.

     Account A may omit a proposal and any statement in support thereof from its Proxy Statement and Form of Proxy under any of the following circumstances:
     (1) If the proposal is, under the laws of the United States or Canada, not a proper subject for action by Participants. (A proposal that may be improper when framed as a mandate or directive may be proper when framed as a recommendation or request);
     (2) If the proposal would, if implemented, require Account A to violate any state law or federal law of the United States to which Account A is subject;
     (3) If the proposal or the support statement is contrary to any of the Securities and Exchange Commission's proxy rules and regulations, including Rule 14a-9 which prohibits false or misleading statements in proxy soliciting materials;
     (4) If the proposal relates to the enforcement of a personal claim or the redress of a personal grievance against Account A or any person;
     (5) If the proposal deals with a matter that is not significantly related to Account A's business;
     (6) If the proposal deals with a matter that is beyond Account A's power to effectuate;
     (7) If the proposal deals with a matter relating to the conduct of the ordinary business operations of Account A;
     (8)  If the proposal relates to an election to office;
     (9) If the proposal is counter to a proposal to be submitted by Account A at the meeting;
     (10) If the proposal has been rendered moot;
     (11) If the proposal is substantially duplicative of a proposal previously submitted to Account A by another Participant, which proposal will be included in the Board of Director's proxy material for the meeting;
     (12) If substantially the same proposal has previously been submitted to Participants in Account A's Proxy Statement and Form of Proxy relating to any Annual or Special Meeting of Participants held within the preceding five calendar years, it may be omitted from Account A's proxy materials relating to any meeting of Participants held within three calendar years after the latest such previous submission: Provided, that
                    (i) If the proposal was submitted at only one meeting during such preceding period, it received less than three percent of the total number of votes cast in regard thereto; or
                   (ii) If the proposal was submitted at only two meetings during such preceding period, it received at the time of its second submission less than six percent of the total number of votes cast in regard thereto; or
                  (iii) If the prior proposal was submitted at three or more meetings during such preceding period, it received at the time of its latest submission less than ten percent of the total number of votes cast in regard thereto; or
     (13) If the proposal relates to specific amount of cash or stock dividends.

SOLICITATION STATEMENT
     The cost of this solicitation of Proxies shall be borne by GWL&A pursuant to its Sales Services Agreement with Account A.


ANNUAL REPORT

     The Annual Report of Account A has been mailed to all Participants entitled to vote at the Annual Meeting. Account A will furnish, without charge, a copy of the 1995 Annual Report and/or the June 30, 1995 Semi-Annual Report upon request to: Ms. Teddy Beckman, 8515 E. Orchard Road, Englewood, CO 80111; (800) 537-2033, ext. 4538.



                                   By Order of the Committee



                                    /s/ Ruth B. Lurie
                                   Ruth B. Lurie
                                   Secretary to the Committee



March 15, 1996

                                    PROXY
                                     For
                    THE ANNUAL METING OF PARTICIPANTS OF
                    GREAT-WEST VARIABLE ANNUITY ACCOUNT A

The undersigned hereby appoints Ruth B. Lurie, Beverly A. Byrne or Glen R. Derback, or any of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned at the Annual Meeting of Participants of Great-West Variable Annuity Account A to be held at 8515 E. Orchard Rd., Englewood, Colorado, at 1:30 p.m. on April 23, 1996 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 29, 1996, upon the proposals below and as set forth in the Notice of Annual Meeting and Proxy Statement for such meeting.

     1) FOR ELECTION OF MEMBERS OF THE COMMITTEE FOR VARIABLE ANNUITY ACCOUNT A toserve until their successors are elected and qualified.

          [  ]  FOR all nominees listed      [  ]  WITHHOLD AUTHORITY to vote
                below (except as marked            for all nominees listed
                to the contrary below)             below

             (The Members of the Committee recommend a vote FOR)

   (INSTRUCTION:  To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

          [  ] R.P. Koeppe    [  ] R. Jennings    [  ] D. Low
          [  ] J.D. Motz      [  ] S. Zisman

     2) PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP as the independent auditors for Variable Annuity Account A for the fiscal year ending December 31, 1996.

          [  ] FOR            [  ] AGAINST             [  ] ABSTAIN

             (The Members of the Committee recommend a vote FOR)

     3) In the Members of the Committee discretion, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE COMMITTEE'S
RECOMMENDATIONS.

             THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE.


     Name of Participant:

     Group Policy No.:                  Certificate No.:

     Participant Number of Votes:


Dated:                          , 1996
                                        (Signature of Participant)

Please sign and date your Proxy and return promptly in the accompanying envelope.